Exhibit 10.2

SUBSIDIARY STOCK PURCHASE AGREEMENT

This SUBSIDIARY STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of December 21, 2007, between Tang Yuxiang (“Purchaser”) and Tian Agro-Technology Holdings Ltd., a Belize corporation (the “Company”).

WHEREAS, the Company, immediately following the closing of this Agreement, shall acquire China Agro-Technology Ltd., a company formed under the laws of the British Virgin Islands (“China Agro”), pursuant to Stock Exchange Agreement (the “Exchange Agreement”);

WHEREAS, the Company’s sole business currently consists of its ownership of 100% of the issued and outstanding capital stock of Australia China Investments Limited, a corporation formed pursuant to the laws of the British Virgin Islands (“Australia China”);

WHEREAS, the Company believes it is in its best interest to dispose of Australia China, and focus its resources on the business and operation of China Agro; and

WHEREAS, the Purchaser is willing to accept all of the outstanding capital stock of Australia China, together with all of the liabilities and obligations of Australia China, together with the obligations of the Company prior to Closing;

NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF STOCK AND SPECIFIED OBLIGATIONS

1.1

Transfer of Australia China

Subject to the terms and conditions hereof, on the Closing Date (as defined below), the Company shall sell, convey, transfer, assign and deliver to Purchaser and Purchaser shall purchase from the Company all of the issued and outstanding common shares of Australia China free of all liens, charges or other encumbrances (the “Australia China Stock”).

1.2

The Closing

The closing of this Agreement (the “Closing”) shall occur on December 21, 2007 (the “Closing Date”) at 10:00 a.m. local time at the offices of Sichenzia Ross Friedman Ference LLP, New York, New York, or such other time or location as the parties hereto shall agree.

1.3

Deliveries at the Closing

On the Closing Date in order to effectuate the transfer of the Australia China Stock:

(a)

The Company shall deliver to Purchaser certificates representing all of the Australia China Stock, free and clear of any claim, lien, pledge, option, charge, easement, security interest, right-of-way, encumbrance, restriction on sale or transfer, preemptive right or option or any other right of any third party of any nature whatsoever (“Encumbrance”), duly endorsed in blank for transfer or accompanied by stock powers duly executed in blank;

(b)

Purchaser and the Company shall each deliver all documents, certificates, agreements and instruments required to be delivered pursuant to Articles IV and V; and

(c)

All instruments and documents executed and delivered to any party pursuant hereto shall be in a form and substance, and shall be executed in a manner, reasonably satisfactory to the receiving party.

1.4

Purchase Price

Subject to the terms and conditions of this Agreement, the total purchase price for the Australia China Stock (the “Purchase Price”) shall be the assumption of and indemnification against any and all liabilities of the Company and Australia China prior to the Closing. In further consideration for the sale of the Australia China Stock, the Purchaser agrees and acknowledges that Australia China will indemnify the Company pursuant to Article VII of this Agreement and that such indemnification obligations are continuing obligations of Australia China.

1.5

Assistance in Consummation of this Agreement

Purchaser and the Company shall provide all reasonable assistance to, and shall cooperate with, each other to bring about the consummation of the purchase and sale of the Australia China Stock and the other transactions contemplated herein as soon as possible in accordance with the terms and conditions of this Agreement.

1.6

Stock Exchange Agreement

The Company is entering into the Exchange Agreement with China Agro and the shareholder of China Agro concurrent with the transactions underlying this Agreement. The parties acknowledge and agree that the Exchange Agreement and the subsidiary sale contemplated by this Agreement are intended to close concurrently and subject to the other, with the understanding that this Agreement shall be deemed to have closed first in time to be followed immediately by the share exchange contemplated by the Exchange Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Purchaser, as of the date of this Agreement and as of the Closing (which representations and warranties shall survive the Closing Date to the extent provided in Section 8.5 hereof):

2.1

Good Title

The Australia China Stock is owned by the Company with good and marketable title thereto, free and clear of any Encumbrance.

2.2

Organization, Good Standing

The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Belize, and has all requisite corporate power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted.

Australia China, is a corporation duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands, and has all requisite corporate power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted.

2.3

Authorization

The Company has the full corporate power and authority enter into this Agreement and each of the documents to which it is a party, and to carry out the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Company, and this Agreement is, and will be, on the Closing Date, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with the terms of this Agreement.

2.4

No Approvals or Notices Required; No Conflicts With Instruments

The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to the Company, or (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, corporation, partnership, joint venture, association, organization, other entity or governmental or regulatory authority (a “Person”).

2.5

Authorized Capitalization of Australia China

Australia China’s authorized capital stock consists solely of common shares of which 5,000,000 shares are issued and outstanding on the date of this Agreement and entirely held by the Company.  All issued and outstanding shares of Australia China Stock are validly issued, fully paid and non-assessable. The Company is the sole owner of all issued and outstanding shares of capital stock of Australia China.  There are no outstanding or authorized subscriptions, options, warrants, calls, rights, commitments or other agreements of any character which obligate or may obligate Australia China to issue any additional shares of any of its capital stock or any securities convertible into or evidencing the right to subscribe for any shares of any such capital stock. There are no voting trusts or other agreements or understandings with respect to the capital stock of Australia China to which the Company is a party or by which the Company is bound.

2.6

Brokers and Finders

Except for LEA Management Group LLC, the Company has not retained any broker or finder in connection with the transactions contemplated by this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to the Company, as of the date of this Agreement and as of the Closing (which representations and warranties shall survive the Closing to the extent provided in Section 8.5 hereto):

3.1

Authority

Purchaser has full power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser, and this Agreement is, and will be, on the Closing Date, a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

3.2

No Approvals or Notices Required; No Conflicts With Instruments

The execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to Purchaser, or (b) require any consent, approval or authorization of, or declaration, filing or registration with, any Person.

3.3

Satisfaction of Company Obligations

Upon the sale of Australia China to the Purchaser, the Company, including any subsidiaries, shall have no further debts or liabilities.

3.4

Brokers and Finders

Purchaser has not retained any broker or finder in connection with the transactions contemplated by this Agreement.

ARTICLE IV

CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

The obligations of Purchaser to perform and observe the covenants, agreements and conditions hereof to be performed and observed by them at or prior to the Closing Date shall be subject to the satisfaction of the following conditions on or prior to the Closing Date, which condition may be expressly waived in writing by Purchaser.

4.1

Accuracy of Representations and Warranties

The representations and warranties of the Company contained herein shall have been true in all material respects when made and shall be true as of the Closing Date as though made on that date, except as affected by transactions contemplated hereby and except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true in all material respects as of the specified date.

4.2

Performance of Agreement

The Company shall have performed in all material respects all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them at or prior to the Closing Date.

4.3

Delivery of Shares

Purchaser shall have received certificates representing the Australia China Stock, together with stock powers duly endorsed in blank.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

The obligations of the Company to perform and observe the covenants, agreements and conditions hereof to be performed and observed by it at or prior to the Closing Date shall be subject to the satisfaction of the following conditions on or prior to the Closing Date, which conditions may be expressly waived in writing by the Company.

5.1

Accuracy of Representations and Warranties

The representations and warranties of Purchaser contained herein shall have been true in all material respects when made and shall be true in all material respects as of the Closing Date as though made on that date, except as affected by transactions contemplated hereby and except and to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true as of the specified date.

5.2

Performance of Agreement

Purchaser shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them at or prior to the Closing Date.

5.3

Concurrent Closing

The Exchange Agreement shall close concurrently with the closing under this Agreement.

ARTICLE VI

TERMINATION

6.1

This Agreement may be terminated at any time prior to the Closing:

(a)

by the mutual consent of Purchaser and the Company;

(b)

by the Company (provided that the Company is not then in material breach of any representation, warranty, covenant or other agreement contained herein for which the Purchaser shall have previously notified the Company), if there has been a breach by the Purchaser of any of its representations, warranties, covenants or agreements contained in this Agreement, or any such representation and warranty shall have become untrue, and such breach or condition has not been promptly cured within 30 days following receipt by the Purchaser of written notice of such breach; and

(c)

by the Purchaser (provided that the Purchaser is not then in material breach of any representation, warranty, covenant or other agreement contained herein for which the Company shall have previously notified the Purchaser), if there has been a breach by the Company of any of its representations, warranties, covenants or agreements contained in this Agreement, or any such representation and warranty shall have become untrue, and such breach or condition has not been promptly cured within 30 days following receipt by the Company of written notice of such breach.

6.2

In the event of termination of this Agreement pursuant to this Article VI, written notice thereof shall be given as promptly as practicable to the other party to this Agreement and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein (a) there shall be no liability or obligation on the part of the Seller, the Purchaser, or their respective officers, directors and Affiliates, and all obligations of the parties shall terminate, except for that a party that is in material breach of its representations, warranties, covenants, or agreements set forth in this Agreement shall be liable for damages occasioned by such breach, including without limitation any expenses, including the reasonable fees and expenses of attorneys, accountants and other agents, incurred by the other party in connection with this Agreement and the transactions contemplated hereby; provided, however, that the Purchaser shall not be deemed to be in material breach of this Agreement solely by reason of its inability to satisfy one or more of the conditions set forth in Section 7 if the Purchaser is attempting to satisfy such conditions in good faith.

ARTICLE VII

INDEMNITY

7.1

Purchaser and Australia China, jointly and severally agree to indemnify and save harmless the Company from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, whether relating asserted by any third party or the parties hereto, including any payment made in good faith in settlement of any claim (subject to the right of Purchaser or Australia China to defend any such claim), resulting from any conduct of Purchaser and Australia China, whether relating to the Company or Australia China Business or otherwise, prior to the Closing, or the breach by Purchaser or Australia China of any representation or warranty made under this Agreement, or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Purchaser or Australia China to the Company hereunder; this indemnity shall survive the Closing and shall be enforceable against Purchaser and Australia China.

ARTICLE VIII

GENERAL

8.1

Cooperation

Each party hereto will fully cooperate with the other parties, their counsel and accountants in connection with any steps required to be taken as part of its obligations under this Agreement.  Each party will use its reasonable best efforts to cause all conditions to this Agreement to be satisfied as promptly as possible and to obtain all consents and approvals necessary for the due and punctual performance of this Agreement and for the satisfaction of the conditions hereof.  No party will undertake any course of action inconsistent with this Agreement or which would make any representations, warranties or agreements made by such party in this Agreement untrue or any conditions precedent to this Agreement unable to be satisfied at or prior to the Closing.

8.2

Confidentiality

In connection with the transactions contemplated herein, the Company and Purchaser are furnishing each other with certain information which is either nonpublic, confidential or proprietary in nature.  All such information furnished by one party to the other or its representatives is hereinafter referred to as the “Confidential Information.” As used in this Agreement, the “representatives” of any party shall mean such party's officers, employees, agents or other representatives, including, without limitation, attorneys, accountants, consultants and financial advisors. In consideration of each party's being furnished with the Confidential Information of the other, each party agrees that:

(a)

The Confidential Information will be kept confidential and except as required by law will not, without the prior written consent of the party supplying the information, be disclosed by the receiving party or its representatives during such three-year period in any manner whatsoever, in whole or in part, and will not be used by the receiving party or its representatives directly or indirectly for any purpose other than evaluating and facilitating the transactions contemplated herein; provided, however, that upon the execution of this Agreement by the parties, the Company and its representatives will be free to use the Confidential Information to the extent required by law in any subsequent filings with federal or state authorities relating to the transactions contemplated herein.  Each party agrees to transmit the Confidential Information only to those of its representatives who need to know the Confidential Information for the purpose of advising it regarding any of the purposes for which it is permitted to use the Confidential Information under the terms of this Agreement, who are informed by the party supplying such information of the confidential nature of the Confidential Information and who are directed by such party to comply with the terms of this Agreement. Each party will be responsible for any material breach of this Agreement by its representatives.

(b)

Without the prior written consent of the other parties to this Agreement, no party or any of its representatives will disclose to any other Person the fact that the Confidential Information has been made available, or any of the terms, conditions or other facts with respect to the transactions contemplated herein, including the status thereof, except as required by law or permitted under the terms of this Agreement.

(c)

In the event the parties do not proceed with the transactions contemplated herein, the Confidential Information and all copies thereof will be destroyed or returned promptly without retaining any copies thereof.

(d)

This Section 7.2 shall be inoperative as to such portions of the Confidential Information which (i) are or become generally available to the public other than as a result of a disclosure by the receiving party or its representatives which is not required by law; (ii) become available to the receiving party from a source with no obligation of confidentiality to the other party; (iii) describe technology independently developed by the receiving party; or (iv) were known to the receiving party on a non-confidential basis prior to its disclosure to the receiving party by the supplying party or one of its representatives.

(e)

In the event that a receiving party or any of its representatives is requested or becomes legally compelled (by written or oral interrogatories, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information for purposes not permitted by this Agreement, the receiving party will provide the supplying party with prompt written notice so that the supplying party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or that the supplying party waives compliance with the provisions of this Agreement, the receiving party will furnish only that portion of the Confidential Information which is legally required, and will exercise good-faith efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

(f)

Each party agrees that the other parties shall be entitled to equitable relief, including injunction and specific performance, in the event of any breach of the provisions of clause (a), (b), (c) or (e) of this Section 7.2. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Section 7.2 by any party or its representatives but shall be in addition to all other remedies available at law or equity.

(g)

It is further understood and agreed that no failure or delay by any party in exercising any right, power or privilege under this Section 7.2 shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege hereunder.

8.3

Further Acts

After the Closing Date, each party hereto, at the request of and without any further cost or expense to the other parties, will take any further actions necessary or desirable to carry out the purposes of this Agreement.

8.4

Amendment

The parties may amend, modify or supplement this Agreement at any time, but only in writing duly executed on behalf of each of the parties to be bound thereby.

8.5

Survival of Warranties

The representations and warranties contained in this Agreement shall survive the Closing for a period of three (3) years from the Closing.

8.6

Expenses

Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

8.7

Counterparts

This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.8

Headings

The headings preceding the text of Articles and Sections of this Agreement are for convenience only and shall not be deemed parts thereof

8.9

Governing Law; Submission to Jurisdiction; Consent to Service of Process

(a)

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(b)

The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto may be heard and determined in such courts.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)

Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 8.11.

8.10

Parties in Interest

All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, whether herein so expressed or not, but neither this Agreement nor any of the rights, interests or obligations hereunder of any party hereto shall be assigned without the prior written consent of the other parties. This Agreement is not intended, nor shall it be construed, to confer any enforceable rights on any Person not a party hereto.

8.11

Notices

Any notice or demand desired or required to be given hereunder shall be in writing given by personal delivery or certified or registered mail, reputable overnight courier service, telegram or confirmed facsimile transmission, addressed as respectively set forth below or to such other address as any party shall have previously designated by such a notice, The effective date of any notice or request shall be three days from the date it is mailed by the addressor, upon delivery of the courier package if it is sent by courier, upon delivery to a telegraph company properly addressed with charges prepaid, upon confirmation of a successful facsimile transmission, or in any event upon personal delivery.

Notices to Purchaser and the Company shall be sent as follows:

To Company:

China Agro-Technology Ltd.

7 Temasek Boulevard #04-02

Suntec Tower One

Singapore 038987

Attn: Harry He

Phone: +65 64382232

Telecopier: +65 64380160

Copy to:

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Attn:  Richard A. Friedman, Esq.

Phone:  (212) 930-9700

Telecopier:  (212) 930-9725

To Purchaser:

Mr. Tang Yuxiang

Yantai Dahua Paper Industry Co., Ltd.

East of Muping, Yantai City

Shandong Province, China

Phone: 86-535-4659880

Telecopier: 86-535-4652032

8.12

Force Majeure.

Neither Party hereto shall be liable for failure to perform any obligation under this Agreement if such failure to perform is caused by the occurrence of any contingency beyond the reasonable control of such party, including, without limitation, fire, flood, strike or other industrial disturbance, failure of transport, accident, war, riot, insurrection, act of God or order of governmental agency or act of terrorism.  Performance shall be resumed as soon as is possible after cessation of such cause.  However, if such inability to perform continues for more than ninety (90) days, the other party may terminate this Agreement without penalty and without further notice.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.

/s/ Tang Yuxiang

Tang Yuxiang

AUSTRALIA CHINA INVESTMENTS LIMITED

By:

/s/ Tang Yuxiang

Tang Yuxiang, President

TIAN AGRO-TECHNOLOGY HOLDINGS LTD.

By:

/s/ Qu Shuzhi

Qu Shuzhi, Chief Financial Officer

and Director